UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2004
Date of Report (Date of earliest event reported)

Weida Communications, Inc.
(Exact name of registrant as specified in its charter)

New Jersey
(State or other jurisdiction of incorporation)

1-10366	22-2582847
(Commission file number)	(IRS employer identification number)

515 East Las Olas Boulevard, Suite 1350 Fort Lauderdale, FL 33301
(Address of principal executive offices)

(954) 527-7750
(Registrant’s telephone number, including area code)

Laser Recording Systems, Inc.
(Former name of registrant)

1395 New York Avenue Huntington Station, NY 11746
(Former address of registrant)

Item 1.  Changes in Control of Registrant.

The information below is a summary description of the Share Exchange Agreement (as defined below) and is qualified in its entirety by reference to the Share Exchange Agreement, including all annexes, exhibits and schedules attached thereto, and any related documents that the Registrant (as defined below) has filed as exhibits to this Form 8-K.

On May 20, 2003, Weida Communications, Inc. (f/k/a Laser Recording Systems, Inc.), a New Jersey corporation (“Registrant”), entered into a Share Exchange Agreement with SCL Ventures, Ltd., a British Virgin Islands company (“SCL”), certain shareholders of the Registrant signatory thereto and certain shareholders of SCL signatory thereto (as amended on November 30, 2003 by that certain Amendment to Share Exchange Agreement, on March 31, 2004 by that certain Second Amendment to Share Exchange Agreement, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference, and on April 16, 2004 by that certain Share Lock Up and Escrow Agreement, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference, the “Exchange Agreement”), which set forth the terms and conditions of the exchange by the SCL shareholders of their shares of capital stock of SCL, representing all of the issued and outstanding shares of capital stock of SCL, in exchange for the issuance by Registrant to the shareholders of SCL of shares of common stock, no par value per share (the “Weida Common Stock”), of Registrant (the “Share Exchange”).  Pursuant to the Exchange Agreement, certain shareholders of the Registrant holding approximately 67% of the issued and outstanding shares of Weida Common Stock agreed, inter alia, to elect two designees of SCL to the board of directors (“Board of Directors”) of the Registrant upon the closing of the Share Exchange (the “Closing”), at which time, all of the Registrant’s existing directors, other than Carl Lanzisera, would resign.

The Closing occurred on June 11, 2004 (the “Closing Date”), upon the satisfaction or waiver of the conditions to the Closing set forth in the Exchange Agreement and subject to certain post-Closing deliveries which were completed on June 16, 2004.  As a result (i) SCL became a wholly-owned subsidiary of the Registrant, (ii) the SCL shareholders received an aggregate of 69,809,480 shares of Weida Common Stock, (iii) the Registrant issued warrants to acquire 2.37 million shares of Weida Common Stock to SCL warrant holders exerciseable commencing 24 months after the Share Exchange at exercise prices of $1.00 and $2.75 per share, which apply to 1.58 million and 790,000 warrants, respectively and (iv) the existing directors of Registrant, other than Carl Lanzisera, resigned and Mitchell Sepaniak and Tilmon Holloway were appointed to fill their vacancies and became, along with Carl Lanzisera, the sole members of the Board of Directors of Registrant. After giving effect to the Closing, former SCL shareholders held approximately 96.5% of the outstanding Weida Common Stock immediately following the Closing.

On the Closing Date, Mitchell Sepaniak was appointed the Registrant’s President, Chief Executive Officer and Chairman of the Board, Joseph Zumwalt was appointed the Registrant’s Senior Vice President, Chief Financial Officer and Secretary and Amanda Harmon was appointed the Registrant’s Vice President, Controller and Treasurer.  Copies of the Employment Agreements for Mitchell Sepaniak, Joseph Zumwalt and Amanda Harmon are attached hereto as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

The Registrant is not aware of any arrangements which may at a subsequent date result in a change in control.

A copy of the press release relating to, among other things, the Share Exchange and related transactions described above is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.  Acquisition or Disposition of Assets.

On June 11, 2004, the Registrant closed the acquisition of 100% of the outstanding capital stock of SCL pursuant to the Exchange Agreement.  Pursuant to the Exchange Agreement, the Registrant has issued an aggregate of 69,809,480 shares of Weida Common Stock to the SCL shareholders and warrants to acquire 2.37 million shares of Weida Common Stock to SCL warrant holders. Upon the consummation of the Share Exchange, SCL became a wholly-owned subsidiary of the Registrant.

The information set forth in Item 1 of this Form 8-K is incorporated herein by reference.

Item 4.  Changes in Registrant’s Certifying Accountant.

(a)                                            On June 10, 2004, the Registrant engaged the firm of Deloitte Touche Tohmatsu, independent public accountants, as its auditor.  The Registrant’s previous auditor, Tamas B. Revai, Certified Public Accountant, declined to stand for re-election.

(b)                                           The reports of Tamas B. Revai on the financial statements of the Registrant for the fiscal years ended January 31, 2004 and January 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(c)                                            The decision to change auditors was approved by both the Registrant’s shareholders and its board of directors.

(d)                                           In connection with Tamas B. Revai’s audits of the Registrant’s financial statements for the fiscal years ended January 31, 2004 and January 31, 2003, and during the subsequent interim period preceding June 10, 2004, there have been no disagreements with Tamas B. Revai on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Tamas B. Revai, would have caused Tamas B. Revai to make reference thereto in his reports on the financial statements of the Registrant for such periods.

(e)                                            During the Registrant’s fiscal years ended January 31, 2004 and January 31, 2003, and during the subsequent interim period preceding June 10, 2004, there have been no “reportable events” (as such term defined in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission) involving Tamas B. Revai.

(f)                                              During the Registrant’s fiscal years ended January 31, 2004 and January 31, 2003, and during the subsequent interim period preceding June 10, 2004, neither the Registrant nor anyone on its behalf consulted Deloitte Touche Tohmatsu regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K promulgated by the Securities and Exchange Commission.

(g)                                           The Registrant has provided Tamas B. Revai with a copy of the disclosure set forth in this Form 8-K.  The Registrant has requested Tamas B. Revai to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made by the Registrant in this Form 8-K regarding Tamas B. Revai and, if not, stating the respects in which he does not agree.  A copy of such letter is filed as Exhibit 16.1 hereto.

A copy of the press release relating to, among other things, the engagement of Deloitte Touche Tohmatsu as its auditor is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.  Other Matters.

One-for-Four Reverse Stock Split and Name Change

On June 9, 2004, pursuant to the authority granted by the Registrant’s stockholders and the approval, authorization and direction of the Registrant’s board of directors, the Registrant filed with the Secretary of State of the State of New Jersey a certificate of amendment to the Registrant’s certificate of incorporation, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference, effecting a one-for-four reverse split of the then outstanding shares of Registrant common stock, effective on June 11, 2004.

On June 11, 2004, pursuant to the authority granted by the Registrant’s stockholders and the approval, authorization and direction of the Registrant’s board of directors, the Registrant filed with the Secretary of State of the State of New Jersey a certificate of amendment to the Registrant’s certificate of incorporation, a copy of which is attached as Exhibit 3.2 hereto and incorporated herein by reference, changing its name from Laser Recording Systems, Inc. to Weida Communications, Inc.

The Registrant’s common stock began trading on the Nasdaq OTC Bulletin Board on a post-reverse split/post-name change basis on Wednesday, June 16, 2004 under the new trading symbol “WDAC” (previously “LRSY”), with a new CUSIP (948599 10 5).

Existing shareholders who hold stock certificates representing shares of common stock are being asked to submit their old stock certificates to the Registrant’s transfer agent, North American Transfer Co, for new stock certificates representing post-reverse split shares.  Failure to exchange stock certificates may result in delay if shareholders decide to sell their shares in the future.

A copy of the press release relating to, among other things, the reverse stock split, name change and new trading symbol described above is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Resignation of Director

On June 9, 2004, Walter J. Hinchcliffe resigned as a member of the board of directors of the Registrant.  This decision was made mutually by Mr. Hinchcliffe and the board of directors based on differences regarding the future direction of the Registrant.

Registration Rights Agreement

In June 2004, SCL, the Registrant’s wholly-owned subsidiary following the Share Exchange, entered into a Registration Rights Agreement with certain SCL shareholders, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.  The Registrant has agreed to transfer the rights and privileges granted under such agreement to the shares of Weida Common Stock issued to the SCL shareholders in the Share Exchange and to assume SCL’s obligations thereunder.

The Registration Rights Agreements provides for two demand registration rights commencing one hundred and eighty (180) days after the completion of the Share Exchange exercisable by holders of at least twenty-five percent (25%) of the total registrable securities then outstanding and piggyback registration rights commencing ninety (90) days after the completion of the Share Exchange, in either case subject to cutbacks at the option of the managing underwriter or the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                            Financial statements of businesses acquired.

The financial statements required to be filed by this Item 7(a) are not currently available, but the Registrant expects to file such financial statements as soon as they become available, and in any event not later than 60 days following the date of this Form 8-K.

(b)                                           Pro forma financial information.

The pro forma financial information required to be filed by this Item 7(b) is not currently available, but the Registrant expects to file such financial information as soon as it becomes available, and in any event not later than 60 days following the date of this Form 8-K.

(c)                                            Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Certificate of Amendment to the Registrant’s Certificate of Incorporation filed June 9, 2004.

3.2	Certificate of Amendment to the Registrant’s Certificate of Incorporation filed June 11, 2004.

4.1	Registration Rights Agreement, dated as of June 1, 2004, by and among SCL and the SCL Shareholders signatory thereto.

10.1

Share Exchange Agreement, dated as of May 20, 2003, by and among the Registrant, SCL, certain shareholders of the Registrant signatory thereto and certain shareholders of SCL signatory thereto (previously filed as Exhibit 2.1 to, and incorporated by reference from, the Registrant’s Current Report on Form 8-K, dated May 20, 2003, filed with the Commission on June 4, 2003).

10.2

Amendment to Share Exchange Agreement, dated as of November 30, 2003, by and among the Registrant, SCL, certain shareholders of the Registrant signatory thereto and certain shareholders of SCL signatory thereto (previously filed as Exhibit 10 to, and incorporated by reference from, the Registrant’s Current Report on Form 8-K, dated December 3, 2003, filed with the Commission on December 18, 2003).

10.3

Second Amendment to Share Exchange Agreement, dated as of March 31, 2004, by and among the Registrant, SCL, certain shareholders of the Registrant signatory thereto and certain shareholders of SCL signatory thereto.

10.4

Share Lock Up and Escrow Agreement, dated as of April 16, 2004, by and among Raice, Paykin & Krieg, as escrow agent, SCL, the Registrant, certain shareholders of the Registrant signatory thereto, A. Giordano Family Limited Partnership, EPG Limited and Anthony Giordano.

10.5	Employment Agreement of Mitchell Sepaniak effective June 11, 2004.

10.6	Employment Agreement of Joseph Zumwalt effective June 11, 2004.

10.7	Employment Agreement of Amanda Harmon effective June 11, 2004.

16.1	Letter dated June 18, 2004 from Tamas B. Revai to the Securities and Exchange Commission.

99.1	Press Release dated June 16, 2004.

Item 8.  Change in Fiscal Year.

Concurrently with the Closing of the Share Exchange, the Registrant determined to change its fiscal year end from January 31 to June 30. The Registrant intends to file an Annual Report on Form 10-K for the transition period from February 1, 2004 to June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDA COMMUNICATIONS, INC.
(Registrant)

	By:	/s/ Mitchell Sepaniak
Mitchell Sepaniak
President and Chief Executive Officer

Dated: June 18, 2004

EXHIBIT INDEX

Exhibit No.	Document

3.1	Certificate of Amendment to the Registrant’s Certificate of Incorporation filed June 9, 2004.

3.2	Certificate of Amendment to the Registrant’s Certificate of Incorporation filed June 11, 2004.

4.1	Registration Rights Agreement, dated as of June 1, 2004, by and among SCL and the SCL Shareholders signatory thereto.

10.1

Share Exchange Agreement, dated as of May 20, 2003, by and among the Registrant, SCL, certain shareholders of the Registrant signatory thereto and certain shareholders of SCL signatory thereto (previously filed as Exhibit 2.1 to, and incorporated by reference from, the Registrant’s Current Report on Form 8-K, dated May 20, 2003, filed with the Commission on June 4, 2003).

10.2

Amendment to Share Exchange Agreement, dated as of November 30, 2003, by and among the Registrant, SCL, certain shareholders of the Registrant signatory thereto and certain shareholders of SCL signatory thereto (previously filed as Exhibit 10 to, and incorporated by reference from, the Registrant’s Current Report on Form 8-K, dated December 3, 2003, filed with the Commission on December 18, 2003).

10.3

Second Amendment to Share Exchange Agreement, dated as of March 31, 2004, by and among the Registrant, SCL, certain shareholders of the Registrant signatory thereto and certain shareholders of SCL signatory thereto.

10.4

Share Lock Up and Escrow Agreement, dated as of April 16, 2004, by and among Raice, Paykin & Krieg, as escrow agent, SCL, the Registrant, certain shareholders of the Registrant signatory thereto, A. Giordano Family Limited Partnership, EPG Limited and Anthony Giordano.

10.5	Employment Agreement of Mitchell Sepaniak effective June 11, 2004.

10.6	Employment Agreement of Joseph Zumwalt effective June 11, 2004.

10.7	Employment Agreement of Amanda Harmon effective June 11, 2004.

16.1	Letter dated June 18, 2004 from Tamas B. Revai to the Securities and Exchange Commission.

99.1	Press Release dated June 16, 2004.